UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2019

Date of reporting period: September 30, 2019

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), are attached hereto. Note that the attached contains immaterial differences from the report transmitted to stockholders relating to Trustees and Officers Information (Unaudited) regarding positions of certain trustees and length of time served. The attached report is updated to indicate that the Chairman of the Audit Committee became Chairman of the Board on 1/19 and vice versa.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2019, Causeway International Small Cap Fund’s (the “Fund’s”) Institutional Class returned -10.47% and Investor Class returned -10.62%, compared to -5.24% for the MSCI ACWI ex USA Small Cap Index (“Index”). Since the Fund’s inception on October 20, 2014, its average annual total returns are 4.89% for the Institutional Class and 4.68% for the Investor Class, compared to the Index’s average annual total return of 5.47%. At fiscal year-end, the Fund had net assets of $76.5 million.

Performance Review

Developed equity markets were volatile during the fiscal year, as geopolitical tensions and concerns of slowing economic growth gave rise to looser monetary policies. The US Federal Reserve cut interest rates in July and September in an effort to prolong US economic expansion. Ongoing trade tensions between the US and China and supply chain disruption likely dampened investment spending for US companies. In Europe, the manufacturing sector deteriorated towards the end of the fiscal year, as German industries contended with a slowing Chinese economy. The European Central Bank (“ECB”) showed its willingness to use multiple monetary tools to thwart a recession. Outgoing ECB President Mario Draghi again lowered interest rates further into negative territory and announced the resumption of quantitative easing. The ECB’s forward guidance policy appears dovish indefinitely. With low-to-no cost of financing, governments in Europe and elsewhere may decide to amplify fiscal spending. Without fiscal intervention, a vicious cycle of nil return in savings forces aging European and Japanese populations to save even more, adding to demand for fixed income, and pushing interest rates lower. The best performing markets in our investable universe included Brazil, Greece, Israel, New Zealand, and the Czech Republic. The biggest laggards included Peru, Pakistan, Argentina, South Korea, and Norway. The best performing sectors in the Index were real estate, utilities, and communication services, while energy, financials, and health care were the worst performing sectors.

The Fund underperformed the Index during the period. To evaluate stocks in our investable universe, our multi-factor quantitative model employs four bottom-up factor categories — valuation, earnings growth, technical indicators, and quality — and two top-down factor categories assessing macroeconomic and country aggregate characteristics. Our quality and valuation factors provided the strongest predictive power during the fiscal year. Our technical indicators factor was the weakest performer, followed by our earnings growth factor category, which was relatively flat. From a sector perspective, holdings in the industrials, communication services, and real estate sectors detracted the most from relative performance versus the Index, while holdings in the health care, financials, and consumer discretionary sectors were the largest relative contributors. The top detractors from absolute return were forest products company, Canfor Pulp Products (Canada), oil refiner, Cosmo Energy Holdings Co., Ltd. (Japan), construction company, Implenia AG (Switzerland), display product manufacturer, Coretronic Corp. (Taiwan), and geotechnical solutions specialist, Keller Group Plc (United Kingdom). The top individual contributors to performance included electronics manufacturer, Radiant Opto-Electronics Corp. (Taiwan), healthcare insurance company, Qualicorp Consultoria e Corretora de Seguros (Brazil), concrete manufacturer, Huaxin Cement Co., Ltd. (China), electronic equipment manufacturer, Accton Technology Corp. (Taiwan), and property developer, Yuexiu Property Co., Ltd. (China).

2	Causeway International Small Cap Fund

Significant Portfolio Changes

Our bottom-up quantitative security selection model guides the Fund’s exposure to industry groups and countries. As of September 30, 2019, the Fund’s largest overweight positions (relative to the Index) by industry group were the real estate, insurance, and technology hardware & equipment industry groups, while the Fund’s largest underweight positions were the consumer services, materials, and software & services industry groups. From a country perspective, the largest active country overweight positions relative to the Index were Taiwan, Australia, and China, while the largest active country underweight positions were Japan, Canada, and France.

Significant purchases in the fiscal year included new purchases of the following securities: property fund manager & developer, Charter Hall Group (Australia), semiconductor tester, King Yuan Electronics Co., Ltd. (Taiwan), consumer goods retailer, JB Hi-Fi Ltd. (Australia), healthcare insurance company, Qualicorp Consultoria e Corretora de Seguros (Brazil), and apparel retailer, Adastria Co., Ltd. (Japan). The largest sales during the period include four full exits from the Fund: semiconductor package manufacturer, Shinko Electric Industries Co., Ltd. (Japan), materials & electronics company, Taiyo Yuden Co., Ltd. (Japan), energy & chemical trading company, Sojitz Corp. (Japan), and integrated oil refiner & producer, Esso Thailand Public Co. Ltd. (Thailand), as well as a reduced exposure to brewing & beverage company, Royal Unibrew A/S (Denmark).

Investment Outlook

Though we analyze many different stock selection factors in our alpha model, value factors receive the largest weight on average. As of September 30, the MSCI ACWI ex USA Small Cap Growth Index traded at a 17.6x forward price-to-earnings multiple compared to 11.9x for the MSCI ACWI ex USA Small Cap Value Index. This 48% premium is well above the 27% average premium over the last 15 years. Given the valuations of growth stocks, which we believe are stretched, we feel comfortable with our meaningful active exposure to value factors.

The overall outlook for smaller cap equities remains favorable in our view. Smaller cap equities are currently exhibiting a higher long-term earnings-per-share growth trend than larger cap equities. Additionally, international smaller cap equities have exhibited greater valuation dispersion than larger cap equities on both a forward earnings yield basis and a price-to-book value basis, indicating more information content in valuation ratios for these equities. This characteristic has allowed us to construct a portfolio with lower valuation ratios relative to the Index without, in our view, compromising quality.

We continue to observe a number of intriguing features in the smaller cap landscape. We believe the intersection of international equities and smaller cap companies creates a recipe for inefficiency. Additionally, international smaller cap stocks are an underappreciated asset class that we believe can offer meaningful diversification benefits with the potential to reduce portfolio volatility. Finally, smaller cap stocks are typically less exposed to the potential risk of rising barriers to trade, given their home country revenue exposure. In spite of the potential benefits, we believe many investors may be underallocated to the asset class despite its meaningful growth and diversification prospects. Causeway’s international small cap strategy combines the flexibility and breadth of quantitative analysis with our global industry knowledge, which we believe will benefit long-term investors.

Causeway International Small Cap Fund	3

We thank you for your confidence in Causeway International Small Cap Fund, and look forward to serving you in the future.

September 30, 2019

Arjun Jayaraman	MacDuff Kuhnert	Joseph Gubler
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Alpha, is performance exceeding the benchmark.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Investments in smaller companies involve additional risks and typically exhibit higher volatility. Diversification does not prevent all investment losses. Forward earnings yield is the next-twelve-months projected earnings yield (earnings-per-share/price) projected by industry analysts..

4	Causeway International Small Cap Fund

Comparison of Change in the Value of a $10,000 Investment in Causeway International Small Cap Fund, Investor Class shares versus the MSCI ACWI ex USA Small Cap Index (Gross) as of September 30, 2019

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

* Inception is October 20, 2014.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers in effect during certain periods. In the absence of such fee waivers, total return would be reduced. The contractual expense limits are in effect until January 31, 2020. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 25, 2019 prospectus, the Fund’s annualized gross ratios of expenses in relation to average net assets were 1.99% and 2.26% for the Institutional Class and Investor Class, respectively, and the Fund’s annualized ratios of expenses in relation to net assets after fee waivers and reimbursements were 1.17% and 1.42% for the Institutional Class and Investor Class, respectively. During the fiscal year, the Fund imposed a 2% redemption fee on the value of shares redeemed less than 60 days after purchase, however the Fund removed the redemption fee, effective October 1, 2019. For more information, please see the prospectus.

The MSCI ACWI ex USA Small Cap Index (Gross) is a free float-adjusted market capitalization weighted index, designed to measure the equity market performance of smaller capital stocks in developed and emerging markets, excluding the US market, consisting of 46 country indices. The index covers approximately 14% of the free float adjusted market capitalization in each country. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway International Small Cap Fund	5

SCHEDULE OF INVESTMENTS (000)*

September 30, 2019

Causeway International Small Cap Fund	Number of Shares	Value

COMMON STOCK

Australia — 9.6%

Australian Pharmaceutical Industries Ltd.	1,071,018	$976

Beach Energy Ltd.	241,994	413

Charter Hall Group[1]	173,229	1,362

Charter Hall Long Whale[1]	112,023	433

Downer EDI Ltd.	44,559	235

Genworth Mortgage Insurance Australia Ltd.	108,225	248

Inghams Group Ltd.	113,563	242

JB Hi-Fi Ltd.	51,659	1,186

Metcash Ltd.	306,279	618

Resolute Mining Ltd.	895,132	858

Sandfire Resources NL	180,276	798

		7,369

Belgium — 0.6%

AGFA-Gevaert NV2	47,560	195

D’ieteren S.A.	5,418	294

		489

Brazil — 2.4%

AES Tiete Energia	24,000	70

Qualicorp Consultoria e Corretora de Seguros S.A.	153,215	1,144

Transmissora Alianca de Energia Eletrica S.A.	91,400	631

		1,845

Canada — 4.6%

AGF Management Ltd., Class B	220,558	1,032

Alaris Royalty Corp.	28,400	422

Artis Real Estate Investment Trust, Class Trust Unit[1]	22,963	218

Dream Global Real Estate Investment Trust[1]	55,700	699

Parex Resources Inc.[2]	29,600	453

TransAlta Renewables Inc.	44,500	458

Transcontinental Inc., Class A	20,376	238

		3,520

The accompanying notes are an integral part of the financial statements.

6	Causeway International Small Cap Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2019

Causeway International Small Cap Fund	Number of Shares	Value

China — 5.3%

China Aoyuan Group Ltd.	547,071	$620

China Overseas Grand Oceans Group Ltd.	1,019,000	463

China SCE Group Holdings Ltd.	629,000	289

Huaxin Cement Co. Ltd., Class B	672,880	1,322

Lao Feng Xiang Co. Ltd., Class B	74,976	253

Powerlong Real Estate Holdings Limited	171,000	121

West China Cement Ltd.	1,988,000	325

Yuexiu Property Co. Ltd.	3,070,513	666

		4,059

Denmark — 0.9%

Royal Unibrew A	4,710	388

Scandinavian Tobacco Group A	18,907	221

Topdanmark A	1,481	72

		681

France — 0.4%

Coface S.A.	28,609	325

Germany — 2.7%

CECONOMY AG2	58,962	319

Corestate Capital Holding S.A.	6,991	258

Deutsche Pfandbriefbank AG	61,525	750

DIC Asset AG	5,890	75

Wuestenrot & Wuerttembergische AG	33,113	650

		2,052

Greece — 0.6%

Motor Oil Hellas Corinth Refineries SA	20,148	470

Hong Kong — 0.3%

K Wah International Holdings Ltd.	389,000	205

India — 1.7%

Granules India Ltd.	262,288	387

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2019

Causeway International Small Cap Fund	Number of Shares	Value

India — (continued)

Ipca Laboratories Ltd.	19,044	$243

Karnataka Bank Ltd.	178,111	190

Power Finance Corp. Ltd.[2]	316,035	443

		1,263

Indonesia — 0.6%

Indo Tambangraya Megah Tbk PT	285,800	250

Media Nusantara Citra	2,176,400	189

		439

Italy — 2.6%

Azimut Holding SpA	16,053	301

Banca IFIS SpA	6,784	113

Banca Mediolanum SpA	51,238	385

Unipol Gruppo SpA	225,808	1,203

		2,002

Japan — 18.1%

Adastria Co. Ltd.	50,000	1,123

Akatsuki Inc.	2,400	148

Canon Marketing Japan Inc.	16,400	348

Daiho Corp.	8,000	211

Dip Corp.	22,400	543

EDION Corp.	27,100	262

GungHo Online Entertainment Inc.	30,000	680

Haseko Corp.	119,500	1,390

Heiwa Real Estate Co. Ltd.	11,800	264

Hosiden Corp.	10,100	104

JVC Kenwood Corp.	210,900	622

Kanamoto Co. Ltd.	10,500	260

Kandenko Co. Ltd.	40,500	362

Kumagai Gumi Co. Ltd.	17,800	506

Meitec Corp.	7,100	348

Mixi Inc.	37,800	795

The accompanying notes are an integral part of the financial statements.

8	Causeway International Small Cap Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2019

Causeway International Small Cap Fund	Number of Shares	Value

Japan — (continued)

NET One Systems Co. Ltd.	22,900	$617

NichiiGakkan Co. Ltd.	24,200	396

Nihon Unisys Ltd.	8,000	258

Nishimatsu Construction Co. Ltd.	12,600	234

Oki Electric Industry Co. Ltd.	24,100	328

Penta-Ocean Construction Co. Ltd.	82,800	458

Shinmaywa Industries Ltd.	24,400	285

Ship Healthcare Holdings Inc.	16,800	714

Showa Corp.	43,400	625

Sumitomo Forestry Co. Ltd.	21,500	286

Toho Holdings Co. Ltd.	13,600	315

Towa Pharmaceutical Co. Ltd.	27,000	625

Ushio Inc.	25,100	354

Valor Co. Ltd.	12,200	205

Yuasa Trading Co. Ltd.	7,400	211

		13,877

Malaysia — 0.2%

George Kent Malaysia BHD	718,600	175

Mexico — 1.9%

Concentradora Fibra Danhos S.A. de CV1	386,100	540

Macquarie Mexico Real Estate Management SA de CV1	645,696	815

Qualitas Controladora	32,600	116

		1,471

Netherlands — 4.4%

ASR Nederland NV	44,298	1,635

Koninklijke BAM Groep NV	167,669	419

Koninklijke Volkerwessels NV	23,557	417

Signify NV	19,089	525

Wereldhave NV1	15,706	349

		3,345

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2019

Causeway International Small Cap Fund	Number of Shares	Value

Norway — 1.9%

Austevoll Seafood ASA	8,941	$85

BW LPG Ltd.	21,440	125

Salmar ASA	11,034	484

SpareBank 1 SMN	68,775	745

		1,439

Singapore — 1.4%

Yanlord Land Group Ltd.	1,226,200	1,038

South Africa — 0.7%

African Rainbow Minerals Ltd.	36,086	335

Astral Foods Ltd.	20,241	197

		532

South Korea — 4.1%

Daeduck Electronics Co.	73,251	665

DGB Financial Group Inc.	99,366	619

Hyosung Corp.	13,290	931

LG International Corp.	17,084	245

Partron Co. Ltd.	66,383	710

		3,170

Sweden — 6.5%

Axfood AB	32,427	689

Bilia AB, Class A	62,726	498

Cloetta AB, Class B	75,458	217

Dios Fastigheter AB	25,001	218

Hemfosa Fastigheter AB	73,653	746

Hoist Finance[2]	18,884	107

Nobina AB	35,090	219

Nyfosa AB2	73,653	501

Peab AB	76,602	681

SAS AB2	158,133	201

SSAB AB, Class B	149,306	371

The accompanying notes are an integral part of the financial statements.

10	Causeway International Small Cap Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2019

Causeway International Small Cap Fund	Number of Shares	Value

Sweden — (continued)

Sweco AB, Class B	7,325	$208

Wihlborgs Fastigheter AB	17,397	283

		4,939

Switzerland — 2.6%

Also Holding AG2	224	32

Galenica AG2	12,791	734

PSP Swiss Property AG	7,482	950

Sunrise Communications Group AG2	3,209	250

		1,966

Taiwan — 8.4%

Accton Technology Corp.	194,000	1,022

Coretronic Corp.	236,000	284

HannStar Display Corp.	1,532,000	316

International Games System Co. Ltd.	46,000	575

King Yuan Electronics Co. Ltd.	1,105,000	1,241

Makalot Industrial Co. Ltd.	407	2

Radiant Opto-Electronics Corp.	398,000	1,520

Simplo Technology Co. Ltd.	114,000	954

Sino-American Silicon Products Inc.	104,000	275

TPK Holding Co. Ltd.[2]	150,000	270

		6,459

Thailand — 1.2%

AP Thailand	981,600	216

Major Cineplex Group	424,100	332

Origin Property	192,400	49

Supalai	583,900	344

		941

Turkey — 1.1%

Dogan Sirketler Grubu Holdings	1,500,480	407

Tekfen Holding AS	117,274	397

		804

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2019

Causeway International Small Cap Fund	Number of Shares	Value

United Kingdom — 11.7%

C&C Group PLC	298,605	$1,356

Centamin PLC	121,798	188

Cineworld Group PLC	32,789	92

Dixons Carphone PLC	204,199	299

Evraz PLC	171,403	986

Firstgroup PLC[2]	175,448	297

Galliford Try PLC	31,644	260

Go-Ahead Group PLC	9,265	229

Greggs PLC	10,954	281

Hammerson PLC[1]	270,308	942

Hikma Pharmaceuticals PLC	30,681	830

Inchcape PLC	82,414	640

Keller Group PLC	44,473	310

Man Group PLC	238,984	513

Northgate PLC	191,752	778

Serco Group PLC[2]	127,346	234

Softcat PLC	23,508	290

Stagecoach Group PLC	122,284	201

Tate & Lyle PLC	28,268	256

		8,982

Total Common Stock

(Cost $73,904) — 96.5%		73,857

PREFERENCE STOCK

Brazil — 1.2%

Banco do Estado do Rio Grande do Sul‡	32,200	175

Cia Paranaense de Energia	61,200	734

Total Preference Stock

(Cost $977) — 1.2%		909

The accompanying notes are an integral part of the financial statements.

12	Causeway International Small Cap Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2019

Causeway International Small Cap Fund	Number of Shares	Value

SHORT-TERM INVESTMENT

Invesco Short-Term Investment Trust: Government & Agency Portfolio, Institutional Class, 1.830%**	1,572,102	$1,572

Total Short-Term Investment

(Cost $1,572) — 2.1%		1,572

Total Investments — 99.8%

(Cost $76,453)		76,338

Other Assets in Excess of Liabilities — 0.2%		157

Net Assets — 100.0%		$76,495

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2019.
‡	There is currently no rate available.
1	Real Estate Investment Trust.
2	Non-income producing security.

The table below sets forth information about the Levels within the fair value hierarchy at which the Fund’s investments are measured at September 30, 2019:

Investments in Securities	Level 1	Level 2†	Level 3	Total
Common Stock
Australia	$7,369	$—	$—	$7,369
Belgium	489	—	—	489
Brazil	1,845	—	—	1,845
Canada	3,520	—	—	3,520
China	4,059	—	—	4,059
Denmark	681	—	—	681
France	325	—	—	325
Germany	2,052	—	—	2,052
Greece	470	—	—	470
Hong Kong	205	—	—	205
India	1,263	—	—	1,263
Indonesia	439	—	—	439
Italy	2,002	—	—	2,002
Japan	13,877	—	—	13,877
Malaysia	175	—	—	175
Mexico	1,471	—	—	1,471

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	13

SCHEDULE OF INVESTMENTS (000)* (concluded)

September 30, 2019

Investments in Securities	Level 1	Level 2	Level 3	Total
Netherlands	$3,345	$—	$—	$3,345
Norway	1,439	—	—	1,439
Singapore	1,038	—	—	1,038
South Africa	532	—	—	532
South Korea	3,170	—	—	3,170
Sweden	4,939	—	—	4,939
Switzerland	1,966	—	—	1,966
Taiwan	—	6,459	—	6,459
Thailand	—	941	—	941
Turkey	804	—	—	804
United Kingdom	8,982	—	—	8,982

Total Common Stock	66,457	7,400	—	73,857

Preference Stock
Brazil	909	—	—	909

Short-Term Investment	1,572	—	—	1,572

Total Investments in Securities	$68,938	$7,400	$—	$76,338

For the year ended September 30, 2019, there were no transfers in or out of Level 3.

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

14	Causeway International Small Cap Fund

SECTOR DIVERSIFICATION

As of September 30, 2019, the sector diversification was as follows (Unaudited):

Causeway International Small Cap Fund	Common Stock	Preference Stock	% of Net Assets

Real Estate	16.6%	0.0%	16.6%

Industrials	14.4	0.0	14.4

Financials	13.3	0.2	13.5

Information Technology	12.1	0.0	12.1

Consumer Discretionary	10.6	0.0	10.6

Health Care	8.5	0.0	8.5

Consumer Staples	6.5	0.0	6.5

Materials	6.2	0.0	6.2

Communication Services	4.6	0.0	4.6

Utilities	1.5	1.0	2.5

Energy	2.2	0.0	2.2

Total	96.5	1.2	97.7

Short-Term Investment			2.1

Other Assets in Excess of Liabilities			0.2

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	15

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY INTERNATIONAL SMALL CAP FUND

9/30/19
ASSETS:
Investments at Value (Cost $76,453)	$76,338
Foreign Currency (Cost $68)	68
Receivable for Investment Securities Sold	2,667
Receivable for Dividends	198
Receivable for Fund Shares Sold	90
Receivable for Tax Reclaims	70
Prepaid Expenses	17

Total Assets	79,448

LIABILITIES:
Payable for Investment Securities Purchased	2,832
Payable Due to Adviser	32
Accrued Foreign Capital Gains Tax on Appreciated Securities	8
Payable Due to Administrator	2
Payable for Trustees’ Fees	1
Other Accrued Expenses	78

Total Liabilities	2,953

Net Assets	$76,495

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$81,720
Total Distributable Loss	(5,225)

Net Assets	$76,495

Net Asset Value Per Share (based on net assets of $74,767,319 ÷ 6,952,776 shares) — Institutional Class	$10.75

Net Asset Value Per Share (based on net assets of $1,727,964 ÷ 160,767 shares) — Investor Class	$10.75

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

16	Causeway International Small Cap Fund

STATEMENT OF OPERATIONS (000)

CAUSEWAY INTERNATIONAL SMALL CAP FUND

10/01/18 to 9/30/19
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $267)	$2,652

Total Investment Income	2,652

EXPENSES:
Investment Advisory Fees	556
Custodian Fees	100
Transfer Agent Fees	56
Professional Fees	48
Registration Fees	33
Administration Fees	21
Printing Fees	11
Pricing Fees	8
Shareholder Service Fees — Investor Class	5
Trustees’ Fees	3
Line of Credit	2
Other Fees	4

Total Expenses	847

Waiver of Investment Advisory Fees	(202)

Total Waiver	(202)

Net Expenses	645

Net Investment Income	2,007

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Loss on Investments	(6,290)
Net Realized Loss from Foreign Currency Transactions	(37)
Net Change in Unrealized Depreciation on Investments	(28)
Net Accrued Foreign Capital Gains Tax on Appreciated Securities	(8)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(3)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(6,366)

Net Decrease in Net Assets Resulting from Operations	$(4,359)

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	17

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL SMALL CAP FUND

	10/01/18 to 9/30/19	10/01/17 to 9/30/18
OPERATIONS:
Net Investment Income	$2,007	$807
Net Realized Loss on Investments	(6,290)	(360)
Net Realized Loss from Foreign Currency Transactions	(37)	(13)
Net Change in Unrealized Depreciation on Investments	(28)	(2,222)
Net Accrued Foreign Capital Gains Tax on Appreciated Securities	(8)	—
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(3)	(1)

Net Decrease in Net Assets Resulting From Operations	(4,359)	(1,789)

DISTRIBUTIONS:(1)
Institutional Class	(946)	(908)
Investor Class	(64)	(87)

Total Distributions to Shareholders	(1,010)	(995)

Net Increase in Net Assets Derived from Capital Share Transactions(2)	43,982	28,534
Redemption Fees(3)	1	8

Total Increase in Net Assets	38,614	25,758

NET ASSETS:
Beginning of Year	37,881	12,123

End of Year(4)	$76,495	$37,881

(1)

Current presentation of distributions conforms with Regulation S-X disclosure simplification. Prior year distributions have been consolidated to conform with Regulation S-X disclosure simplification (See Note 11 in Notes to Financial Statements).

(2)	See Note 7 in Notes to Financial Statements.
(3)	See Note 2 in Notes to Financial Statements.
(4)

Includes undistributed net investment income of $777, as of year end September 30, 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed net investment income on November 5, 2018.

Amounts designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

18	Causeway International Small Cap Fund

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FINANCIAL HIGHLIGHTS

For the year or period ended September 30,

For a Share Outstanding Throughout the Fiscal Year or Period

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)†	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY INTERNATIONAL SMALL CAP FUND
Institutional
2019	12.39	0.39	(1.71)	(1.32)	(0.32)	—	(0.32)	—	(3)
2018	13.56	0.41	(0.48)	(0.07)	(0.38)	(0.72)	(1.10)	—	(3)
2017	10.91	0.26	2.68	2.94	(0.29)	—	(0.29)	—
2016	10.12	0.21	0.82	1.03	(0.24)	—	(0.24)	—
2015(1)(2)	10.00	0.23	(0.11)	0.12	—	—	—	—
Investor
2019	12.38	0.32	(1.66)	(1.34)	(0.29)	—	(0.29)	—	(3)
2018	13.55	0.37	(0.50)	(0.13)	(0.36)	(0.72)	(1.08)	0.04
2017	10.90	0.26	2.65	2.91	(0.26)	—	(0.26)	—
2016	10.10	0.16	0.82	0.98	(0.21)	—	(0.21)	0.03
2015(1)(2)	10.00	0.23	(0.13)	0.10	—	—	—	—

†	Per share amounts calculated using average shares method.
(1)	Commenced operations on October 20, 2014.
(2)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
(3)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

20	Causeway International Small Cap Fund

Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

10.75	(10.47)	74,767	1.15	1.51	3.63	92
12.39	(0.84)	35,447	1.24	1.97	3.17	86
13.56	27.77	11,218	1.30	3.08	2.27	91
10.91	10.29	8,795	1.30	3.42	2.05	108
10.12	1.20	8,663	1.30	3.40	2.30	76

10.75	(10.62)	1,728	1.40	1.80	3.02	92
12.38	(1.00)	2,434	1.49	2.24	2.83	86
13.55	27.45	905	1.55	3.31	2.23	91
10.90	10.08	386	1.55	3.68	1.51	108
10.10	1.00	654	1.55	3.64	2.30	76

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	21

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway International Small Cap Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 20, 2014. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available) are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

22	Causeway International Small Cap Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures and/or due to adjustments to security values due to “foreign line” securities using “local line” prices. Due to currency and ownership restrictions on foreign persons in certain countries, including without limitation Russia and Thailand, securities sometimes trade via a “foreign line” (designated for foreign ownership) and via a “local line” (shares traded locally and held by residents). Liquidity of shares held in the foreign line is more often limited than the local line. As the last traded price of a foreign line may not represent fair value, if the securities can readily be traded through a broker to access the local line, the securities may be priced using the last traded local line price.

For the fiscal year ended September 30, 2019, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

Causeway International Small Cap Fund	23

NOTES TO FINANCIAL STATEMENTS

(continued)

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than- not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the fiscal year ended September 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Expenses of the Shareholder Service Plan for the Investor Class are borne by that class of shares. Income, realized and unrealized gains (losses) and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – Until October 1, 2019, the Fund imposed a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applied to exchanges from the Fund. The redemption fee was paid to the

24	Causeway International Small Cap Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

Fund. The officers of the Fund were permitted to waive the redemption fee for shareholders in asset allocation and similar investment programs believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the fiscal year ended September 30, 2019, the Institutional Class and Investor Class retained $582 and $9 in redemption fees, respectively. The Fund removed the redemption fee, effective October 1, 2019.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2020 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.15% of Institutional Class and Investor Class average daily net assets. For the fiscal year ended September 30, 2019, the Adviser waived $202,190 of its advisory fee. The expense waivers and reimbursements are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the fiscal year ended September 30, 2019, the Investor Class paid 0.25% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2019, approximately $19,939 (000) of Fund’s net assets were held by investors affiliated with the Adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the year end ended September 30, 2019, for the Fund were as follows (000):

Purchases (000)	Sales (000)
$93,150	$49,639

5.	Risks of Foreign and Small Cap Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to additional risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities

Causeway International Small Cap Fund	25

NOTES TO FINANCIAL STATEMENTS

(continued)

denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

The Fund invests a significant portion of its assets in the securities of smaller capitalization companies. Investments in smaller companies involve additional risks and typically exhibit higher volatility. The values of securities of smaller, less well-known companies can be more sensitive to, and react differently to, company, political, market, and economic developments than the market as a whole and other types of securities. Smaller companies can have more limited product lines, markets, growth prospects, depth of management, and financial resources, and these companies may have shorter operating histories and less access to financing, creating additional risk. Further, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have floating rates. Because of these and other risks, securities of smaller capitalization companies tend to be more volatile and less liquid than securities of medium and larger capitalization companies. During some periods, securities of smaller capitalization companies, as an asset class, have underperformed the securities of larger capitalization companies.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the fiscal year ended September 30, 2019, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $8,241.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

26	Causeway International Small Cap Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

During the year ended September 30, 2019, there were no permanent differences.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2019 and September 30, 2018 was as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2019	$1,010	$—	$1,010
2018	577	418	995

As of September 30, 2019, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$2,640
Capital Loss Carryforwards	(6,786)
Unrealized Depreciation	(1,076)
Other Temporary Differences	(2)

Total Accumulated Losses	$(5,224)

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. Losses carried forward are as follows (000):

Short-Term Loss	Long-Term Loss	Total
$6,786	$—	$6,786

For the fiscal year ended September 30, 2019, the Fund did not use any capital loss carryforwards.

At September 30, 2019, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Depreciation
$77,404	$5,383	$(6,449)	$(1,066)

7.	Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended September 30, 2019		Fiscal Year Ended September 30, 2018
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	4,245	$46,068	2,184	$28,664
Shares Issued in Reinvestment of Dividends and Distributions	95	946	71	908
Shares Redeemed	(248)	(2,663)	(222)	(2,768)

Increase in Shares Outstanding Derived from Institutional Class Transactions	4,092	44,351	2,033	26,804

Investor Class
Shares Sold	102	$1,139	211	$2,779
Shares Issued in Reinvestment of Dividends and Distributions	6	64	7	87
Shares Redeemed	(144)	(1,572)	(88)	(1,136)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	(36)	(369)	130	1,730

Net Increase in Shares Outstanding from Capital Share Transactions	4,056	$43,982	2,163	$28,534

Causeway International Small Cap Fund	27

NOTES TO FINANCIAL STATEMENTS

(continued)

8.	Significant Shareholder Concentration

As of September 30, 2019, four of the Fund’s shareholders of record owned 81% of net assets in the Institutional Class. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Line of Credit

The Fund, along with certain other series of the Trust, entered into an agreement which enables it to participate in a $10 million secured committed revolving line of credit with The Bank of New York Mellon which expires February 20, 2020. The proceeds from the borrowings, if any, are used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.175% per annum. Throughout and for the fiscal year ended September 30, 2019, there were no borrowings outstanding under the line of credit.

11.	New Accounting Pronouncements

On August 17, 2018, the Securities and Exchange Commission adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The amendments for registered investment companies focused on the presentation of distributable earnings, eliminating the need to present the components of distributable earnings on a book basis in the financial statements. The amendments also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregate distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from

28	Causeway International Small Cap Fund

NOTES TO FINANCIAL STATEMENTS

(concluded)

the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gain (000):

	Net Investment Income	Net Realized Gains	Total
Institutional Class	$(314)	$(594)	$(908)
Investor Class	(29)	(58)	(87)
12.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements, except for the following: The redemption fee was removed, effective October 1, 2019.

Causeway International Small Cap Fund	29

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees of Causeway Capital Management Trust and Shareholders of the

Causeway International Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Causeway International Small Cap Fund (one of the funds constituting Causeway Capital Management Trust, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

November 27, 2019

We have served as the auditor of one or more investment companies in Causeway Capital Management investment company group since 2001.

30	Causeway International Small Cap Fund

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2020. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2019, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
0.00%	100.00%	0.00%	100.00%	0.01%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
80.30%	0.00%	0.00%

Foreign taxes accrued during the fiscal year ended September 30, 2019, amounted to $248,131 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 – Dividend for the year ending December 31, 2019. For the fiscal year ended September 30, 2019, gross income derived from sources within foreign countries amounted to $2,759,362 for the Fund.

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intent to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Causeway International Small Cap Fund	31

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 58	Trustee; Chairman of the Board since 1/19	Trustee since 10/08; Audit Chairman 4/13-12/18	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	6	None

Lawry J. Meister Age: 57	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	6	None

Victoria B. Rogers Age: 58	Trustee	Since 4/13	President, the Rose Hills Foundation (since 1996).	6	Director, TCW Funds, Inc. and TCW Strategic Income Fund

Eric H. Sussman Age: 53	Trustee; Chairman of the Audit Committee since 1/19	Trustee since 9/01; Board Chairman 4/13-12/18	Adjunct Professor (since July 2017), Senior Lecturer (June 2011-July 2017) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993); Managing Partner, Clear Capital, LLC (real estate investment firm) (since 2008).	6	None

32	Causeway International Small Cap Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 57	President	Since 8/01	General Counsel, Secretary, and member of the Adviser or the Adviser’s parent (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Kurt J. Decko 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 44	Chief Compliance Officer and Assistant Secretary	Since 1/15	Chief Compliance Officer/Senior Legal Counsel of the Adviser (since January 2015); Partner, K&L Gates LLP (2010-2014).	N/A	N/A

Eric Kleinschmidt[5] One Freedom Valley Drive Oaks, PA 19456 Age: 51	Treasurer	Since 8/14	Director of Fund Accounting, SEI Investments Company (since 2004).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 48	Secretary	Since 10/11	Attorney of the Adviser (since 2004).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 58	Vice President and Assistant Secretary	Vice President (Since 1/15); Assistant Secretary (Since 8/01)	Chief Operating Officer and member of the Adviser or the Adviser’s parent (since 2001); Chief Compliance Officer of the Adviser and the Trust (2005-2015).	N/A	N/A

Faith Kim 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 39	Anti-Money Laundering Compliance Officer	Since 8/19	Senior Fund Administrator of the Adviser (since 2018). Portfolio Administrator of the Adviser (2015-2018).	N/A	N/A

Causeway International Small Cap Fund	33

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Dianne Descoteaux[5] One Freedom Valley Drive Oaks, PA 19456 Age: 42	Vice President and Assistant Secretary	Since 8/18	Corporate Counsel of the Administrator (since 2010).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2019, the Trust Complex consisted of one investment company with six portfolios — International Value Fund, Emerging Markets Fund, Global Value Fund, International Opportunities Fund, Global Absolute Return Fund, and International Small Cap Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

34	Causeway International Small Cap Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2019 to September 30, 2019).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway International Small Cap Fund	35

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Small Cap Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$965.90	1.15%	$5.67

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.30	1.15%	$5.82
Causeway International Small Cap Fund

Actual Portfolio Return
Investor Class	$1,000.00	$964.10	1.40%	$6.89

Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.05	1.40%	$7.08

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the period since inception to period end.)

36	Causeway International Small Cap Fund

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 19, 2019, the Trustees considered and approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway International Small Cap Fund (the “Fund”) for a twelve-month period beginning September 20, 2019. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the Trust annually to approve continuance of the Advisory Agreement. Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees when the continuation of the Advisory Agreement was considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. In addition, at a special meeting on June 24, 2019, the Trustees received and reviewed extensive quantitative and qualitative materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel. At the June special meeting, the Trustees also received and reviewed a report prepared by Broadridge Financial Solutions, Inc. providing comparative expense and performance information about the Fund to assist with the annual review of the Advisory Agreement. Following that meeting, the Trustees requested additional information, and received and reviewed further materials prepared by the Adviser relating to their consideration of the renewal of the Advisory Agreement at the August 19, 2019 meeting.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, its various administrative, legal and regulatory responsibilities, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser should continue to benefit the Fund and its shareholders.

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund for various periods ended March 31, 2019, compared to the results of the MSCI ACWI ex USA Small Cap Index

Causeway International Small Cap Fund	37

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

(Gross), the median of the mutual funds included in the Morningstar Foreign Small/Mid-Value category, and the median of the funds in a peer group selected by Broadridge. They noted that, consistent with Broadridge’s practice, the Broadridge 15(c) Report focused on one class of shares – the Institutional Class – and that Investor Class shares are subject to a 25 basis point shareholder service fee, which increases expenses and reduces performance from that shown. The Trustees noted that the Institutional Class had underperformed its Broadridge peer group median for the prior one-year period and outperformed its peer group for the prior annualized three-year period. Despite certain periods of relative underperformance, the Trustees concluded that the overall performance results and other considerations supported their view that the Adviser’s services to the Fund are of a high quality. The Trustees concluded that the Adviser’s record in managing the Fund indicated that its continued management would benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses as a percentage of the Fund’s average daily net assets:

•

The Trustees compared the Fund’s advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee was 100 basis points per annum compared to a median of 94 basis points for its Broadridge peer group and a range of 70-110 basis points for the funds in its peer group. They noted that the Fund’s Institutional Class annual expense ratio of 115 basis points, after application of the Adviser’s expense limit agreement, was 5 basis points above the median of the funds in its Broadridge peer group and within the range of 85-155 basis points of the funds in the peer group.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. The Trustees noted that, although the fees paid by the Adviser’s other account is lower than the fee paid by the Fund, the difference appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund and the risks of managing a sponsored fund, and do not serve as a useful indication of whether the fees charged to the Fund are fair. The Trustees noted that the Adviser’s services to the Fund included the provision of many additional or more extensive administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits or losses realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended March 31, 2019, and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They

38	Causeway International Small Cap Fund

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

also observed that the Adviser indicated that the Fund was not currently profitable. They also received information about the profitability of certain publicly-traded asset management firms. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund was reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser had incurred losses in managing the Fund and is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund – often called “fall-out” benefits — the Trustees observed that the Adviser does not earn “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the June 24, 2019 and August 19, 2019 meetings, the Trustees discussed the information and factors noted above with representatives of the Adviser and, at the August 19, 2019 meeting, the Trustees considered the approval of the Advisory Agreement. The independent Trustees also met in a private session at all meetings with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders and that the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2019.

Causeway International Small Cap Fund	39

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. Please read the summary or full prospectus carefully before you invest or send money. To obtain additional information including charges, expenses, investment objectives, or risk factors, or to open an account, call 1.866.947.7000, or visit us online at www.causewayfunds.com.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

Beginning on January 1, 2021, as permitted by regulations adopted by the Commission, we will no longer mail paper copies of the shareholder reports of the Fund, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.causewayfunds.com/fund-documents), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or call 1-866-947-7000 (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-866-947-7000. Your election to receive reports in paper will apply to all funds held with Causeway Capital Management Trust or through your financial intermediary.

CCM-AR-010-0500

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2019, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is “independent” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2019 and 2018 were as follows:

	2019	2018
(a) Audit Fees	$261,070	$253,460
(b) Audit-Related Fees	None	None
(c) Tax Fees(1)	$59,340	$57,600
(d) All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2019, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $774,378. For the fiscal year ended September 30, 2018, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $695,796.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees during the period covered by the report.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR§270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR §270.30a-15(b) or §240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: December 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: December 9, 2019

By	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: December 9, 2019